UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 19, 2004
                                                        -----------------


                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                 000-30587                        23-3030650
                 ---------                        ----------
         (Commission File Number)     (IRS Employer Identification No.)


                73061 El Paseo, Suite 202, Palm Desert, CA 92260
            --------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                 (760) 779-0251
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On November 19, 2004, the Company disseminated a press release announcing results for the quarter ending September 30, 2004, and that it will amend its Form 10-QSB reflecting adjustment of a reported expense. The press release is attached hereto as Exhibit 99.1



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBIT 99.1     Press Release dated November 19, 2004








                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEWPORT INTERNATIONAL GROUP, INC.



                                        By: /s/ Cery Perle
                                            --------------
                                            Cery Perle, Chief Executive Officer


DATED:    November 22, 2004